Condensed Consolidated Statements of Operations (Unaudited) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
Revenue	$ 2,857	$ 2,792
Cost of goods sold	2,089	2,210
Gross profit	768	582
Operating expenses:
Selling and marketing	661	753
General and administrative	756	708
Total operating expenses	1,417	1,461
Loss from operations	(649)	(879)
Interest income	1	17
Interest expense	(60)	(38)
Other income (expense), net	(7)	13
Loss before income taxes	(715)	(887)
Income tax expense, net	(4)	(4)
Net loss	$ (719)	$ (891)
Net loss per share - basic and diluted (in dollars per share)	$ (0.01)	$ (0.01)
Weighted average basic and diluted common shares outstanding (in shares)	63,156,112	61,665,435